SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of rental income, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDAre	8

Operational Data
Operating metrics	9
Leasing results and base rent psf	10
Releasing spreads	11
Top 10 tenants	12
Lease expirations	13

Development Activity
Capital expenditures	14
Redevelopment projects	15
Department store repositioning status	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019

Revenue:
Rental income (see components on page 4)	$143,261	$159,519	$506,682	$633,633
Other income (see components on page 4)	6,111	10,504	17,736	27,851
Total revenues	149,372	170,023	524,418	661,484

Expenses:
Property operating	(36,323)	(39,460)	(137,779)	(154,328)
Real estate taxes	(20,079)	(21,133)	(78,379)	(82,139)
Advertising and promotion	(2,418)	(3,272)	(7,333)	(9,513)
Total recoverable expenses	(58,820)	(63,865)	(223,491)	(245,980)
Depreciation and amortization	(55,917)	(62,178)	(229,064)	(271,320)
General and administrative	(13,398)	(11,728)	(48,119)	(51,187)
Ground rent	(204)	(224)	(778)	(837)
Impairment loss	(108,965)	(6,320)	(135,151)	(35,256)
Total operating expenses	(237,304)	(144,315)	(636,603)	(604,580)

Interest expense, net	(40,947)	(38,576)	(156,752)	(153,382)
Impairment on note receivable	—	—	(11,237)	—
Gain on disposition of interests in properties, net	3,133	12,317	31,945	38,373
Gain on extinguishment of debt, net	—	24,747	—	63,660
Income and other taxes	1,228	(831)	1,098	(1,296)
(Loss) income from unconsolidated entities, net	(3,392)	503	(14,693)	(1,499)

Net (loss) income	(127,910)	23,868	(261,824)	2,760
Net (loss) income attributable to noncontrolling interests	(20,012)	3,260	(42,038)	(1,514)
Net (loss) income attributable to the Company	(107,898)	20,608	(219,786)	4,274
Less: Preferred share dividends	(3,508)	(3,508)	(14,032)	(14,032)
Net (loss) income attributable to common shareholders	$(111,406)	$17,100	$(233,818)	$(9,758)

(Loss) income per common share, basic and diluted	$(5.24)	$0.81	$(11.04)	$(0.47)

    SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	December 31,	December 31,
	2020	2019
Assets:
Investment properties at cost	$5,688,526	$5,787,126
Construction in progress	185,275	115,280
	5,873,801	5,902,406
Less: accumulated depreciation	2,539,745	2,397,736
	3,334,056	3,504,670

Cash and cash equivalents	92,618	41,421
Tenant receivables and accrued revenue, net (see components on page 3)	132,610	82,762
Investment in and advances to unconsolidated entities, at equity	416,339	417,092
Deferred costs and other assets (see components on page 3)	129,724	205,034
Total assets	$4,105,347	$4,250,979

Liabilities:
Mortgage notes payable	$1,101,653	$1,115,608
Notes payable	710,476	957,566
Term loans	681,563	686,642
Revolving credit facility	639,976	204,145
Other Indebtedness	87,807	97,601
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	276,086	260,904
Distributions payable	3,323	3,252
Cash distributions and losses in unconsolidated entities, at equity	—	15,421
Total liabilities	3,500,884	3,341,139

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	2	2
Capital in excess of par value	1,262,524	1,254,788
Accumulated deficit	(913,128)	(655,492)
Accumulated other comprehensive loss	(12,124)	(5,525)
Total stockholders' equity	539,850	796,349
Noncontrolling interests	61,348	110,226
Total equity	601,198	906,575
Total liabilities, redeemable noncontrolling interests and equity	$4,105,347	$4,250,979

    SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	December 31,	December 31,
	2020	2019

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$41,870	$42,061
Tenant receivable	82,290	10,227
Deferred receivable	17,993	248
Unbilled receivables and other	45,294	41,740
Allowance for doubtful accounts, net	(54,837)	(11,514)
Total	$132,610	$82,762

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$38,690	$53,729
In place lease intangibles, net	19,173	27,538
Acquired above market lease intangibles, net	9,232	13,419
Right of use asset	11,244	12,915
Mortgage and other escrow deposits	37,614	34,054
Seller financing receivable (1)	—	55,000
Prepaids, notes receivable and other assets, net	13,771	8,379
Total	$129,724	$205,034

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$194,892	$165,469
Below market lease intangibles, net	41,773	54,885
Lease liability	11,244	12,915
Deferred revenues and deposits	28,177	27,635
Total	$276,086	$260,904

(1) Relates to loan provided to Mall Ground Portfolio, LLC for the Perennial ground lease of Edison Mall, Great Lakes Mall, Irving Mall, and Jefferson Valley Mall on October 10, 2019, which was retired in Q2 2020.

        SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019

Components of Rental Income:
Base rent (1)	$99,934	$107,551	$376,998	$428,808
Mark-to-market adjustment	1,276	957	8,925	6,382
Straight-line rents, net	(202)	1,270	(266)	4,213
Temporary tenant rents, net	3,662	5,682	10,046	16,356
Overage rent	2,124	3,879	5,621	9,501
Tenant reimbursements	36,208	41,530	151,683	172,948
Lease termination income	1,438	118	1,716	1,630
Change in estimate of collectibility of rental income	(1,179)	(1,468)	(48,041)	(6,205)
Total Rental Income	$143,261	$159,519	$506,682	$633,633

Components of Other Income:
Sponsorship and other ancillary property income	$2,538	$4,892	$6,561	$11,016
Fee income	2,040	3,013	7,544	11,682
Other	1,533	2,599	3,631	5,153
Total Other Income	$6,111	$10,504	$17,736	$27,851

Components of Corporate Overhead:
General & administrative - other, inclusive of internal leasing costs	$13,398	$11,728	$48,119	$51,187
Internal corporate overhead allocated to operating expense	5,239	6,197	23,223	23,792
Total Corporate Overhead	$18,637	$17,925	$71,342	$74,979

(1) For the twelve months ended December 31, 2020, Base rent is net of $14.7 million of executed abatements as well as an accrual for abatements not yet processed.

    SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Funds from Operations ("FFO"):
Net (loss) income	$(127,910)	$23,868	$(261,824)	$2,760
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(14,272)	(14,272)
Real estate depreciation and amortization, including joint venture impact	65,184	71,370	265,868	310,430
Noncontrolling interests portion of depreciation and amortization	(75)	(67)	(75)	(67)
Net income attributable to noncontrolling interest holders in properties	(63)	(45)	(63)	(45)
Impairment loss, including (gain) on disposition of interests in properties, net	108,714	1,594	109,488	26,586
FFO	$42,282	$93,152	$99,122	$325,392

Adjusted Funds from Operations:
FFO	$42,282	$93,152	$99,122	$325,392
Impairment on note receivable	—	—	11,237	—
Gain on extinguishment of debt, net of default interest	—	(23,098)	—	(62,011)
Adjusted FFO	$42,282	$70,054	$110,359	$263,381

Weighted average common shares outstanding - diluted	25,092	24,914	25,008	24,868

FFO per diluted share	$1.69	$3.74	$3.96	$13.08
Total adjustments	$—	$(0.93)	$0.45	$(2.49)
Adjusted FFO per diluted share	$1.69	$2.81	$4.41	$10.59

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,741	$1,915	$7,345	$7,837
Straight-line adjustment as an increase (decrease) to minimum rents (1)	$240	$1,366	$(260)	$4,260
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$477	$485	$1,910	$1,938
Fair value of debt amortized as a decrease to interest expense (1)	$454	$926	$2,619	$3,700
Loan fee amortization and bond discount (1)	$2,787	$1,821	$8,569	$7,558
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$1,772	$1,437	$11,935	$10,257
Non-real estate depreciation (1)	$2,075	$2,267	$8,981	$9,106

(1) Includes the pro-rata share of the joint venture properties.

    SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2020	2019	Variance $		2020	2019	Variance $

Reconciliation of Comp NOI to Net (Loss) Income:
Net (loss) income	$(127,910)	$23,868	$(151,778)		$(261,824)	$2,760	$(264,584)

Loss (income) from unconsolidated entities	3,392	(503)	3,895		14,693	1,499	13,194
Income and other taxes	(1,228)	831	(2,059)		(1,098)	1,296	(2,394)
Gain on extinguishment of debt, net	—	(24,747)	24,747		—	(63,660)	63,660
Impairment on note receivable	—	—	—		11,237	—	11,237
Gain on disposition of interests in properties, net	(3,133)	(12,317)	9,184		(31,945)	(38,373)	6,428
Interest expense, net	40,947	38,576	2,371		156,752	153,382	3,370
Operating (Loss) Income	(87,932)	25,708	(113,640)		(112,185)	56,904	(169,089)

Depreciation and amortization	55,917	62,178	(6,261)		229,064	271,320	(42,256)
Impairment loss	108,965	6,320	102,645		135,151	35,256	99,895
General and administrative	13,398	11,728	1,670		48,119	51,187	(3,068)
Fee income	(2,040)	(3,013)	973		(7,544)	(11,682)	4,138
Management fee allocation	34	17	17		149	140	9
Pro-rata share of unconsolidated joint ventures in comp NOI	14,405	18,022	(3,617)		53,776	70,469	(16,693)
Property allocated corporate expense	4,125	4,893	(768)		19,053	19,055	(2)
Non-comparable properties and other (1)	749	104	645		3,771	(685)	4,456
NOI from sold properties	(23)	(817)	794		(91)	(5,718)	5,627
Termination income	(1,438)	(118)	(1,320)		(1,716)	(1,630)	(86)
Straight-line rents, net	202	(1,270)	1,472		266	(4,213)	4,479
Ground lease adjustments for straight-line and fair market value	5	5	—		20	20	—
Fair market value and inducement adjustments to base rents	(1,240)	(893)	(347)		(8,647)	(6,194)	(2,453)
Less: Tier 2 and noncore properties (2)	(7,245)	(10,396)	3,151		(24,975)	(40,260)	15,285

Comparable NOI - Tier 1 and Open Air properties	$97,882	$112,468	$(14,586)		$334,211	$433,969	$(99,758)
Comparable NOI percentage change - Tier 1 and Open Air properties			-13.0%				-23.0%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.
(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2020	2019	Variance $	Variance %	2020	2019	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$108,047	$115,996	$(7,949)	-6.9%	$409,367	$452,065	$(42,698)	-9.4%
Overage rent	2,618	4,772	(2,154)	-45.1%	6,380	11,448	(5,068)	-44.3%
Tenant reimbursements	37,972	44,408	(6,436)	-14.5%	161,881	177,998	(16,117)	-9.1%
Change in estimate of collectibility of rental income	(342)	(1,808)	1,466	81.1%	(49,301)	(6,417)	(42,884)	-668.3%
Other	3,575	4,925	(1,350)	-27.4%	8,681	11,939	(3,258)	-27.3%
Total revenue	151,870	168,293	(16,423)	-9.8%	537,008	647,033	(110,025)	-17.0%

Expenses:
Recoverable expenses - operating	(31,596)	(33,553)	1,957	5.8%	(113,870)	(126,317)	12,447	9.9%
Recoverable expenses - real estate taxes	(21,158)	(21,033)	(125)	-0.6%	(84,026)	(81,840)	(2,186)	-2.7%
Ground rent	(1,234)	(1,239)	5	0.4%	(4,901)	(4,907)	6	0.1%
Total operating expenses	(53,988)	(55,825)	1,837	3.3%	(202,797)	(213,064)	10,267	4.8%

Comp NOI - Excluding Tier 2 and Noncore properties	$97,882	$112,468	$(14,586)	-13.0%	$334,211	$433,969	$(99,758)	-23.0%

Comp NOI - Tier 1 enclosed retail properties	$64,977	$80,539	$(15,562)	-19.3%	$215,025	$305,917	$(90,892)	-29.7%
Comp NOI - Open Air properties	$32,905	$31,929	$976	3.1%	$119,186	$128,052	$(8,866)	-6.9%
    SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 12/31/2020	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2020	Total Debt as of 12/31/2019	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2019	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities but excluding other indebtedness:
Mortgage debt
Fixed	$1,039,375	$1,039,375	$1,052,242	$1,052,242	2021	$330,813	5.0%	$—		$330,813	5.0%
Variable	65,000	65,000	65,000	65,000	2022	177,977	4.6%	997,000	3.5%	1,174,977	3.7%
Debt issuance costs	(4,407)	(4,407)	(5,097)	(5,097)	2023	62,757	4.5%	340,000	4.7%	402,757	4.6%
Fair value debt adjustments	1,685	1,685	3,463	3,463	2024	281,718	4.7%	720,900	6.5%	1,002,618	6.0%
Total mortgage debt	1,101,653	1,101,653	1,115,608	1,115,608	2025	362,944	3.9%	—		362,944	3.9%
					2026	12,092	4.3%	—		12,092	4.3%
Corporate debt					2027	191,930	4.3%	—		191,930	4.3%
Credit facility	647,000	647,000	207,000	207,000	2028	—		—		—
Term loans	690,000	690,000	690,000	690,000	2029	292,876	4.4%	—		292,876	4.4%
Bonds payable	720,900	720,900	970,900	970,900	2030	—		—		—
Debt issuance costs & discounts	(25,885)	(25,885)	(19,547)	(19,547)	2031	—		—		—
Total corporate debt (4)	2,032,015	2,032,015	1,848,353	1,848,353	Thereafter	1,950	4.7%	—		1,950	4.7%
Total mortgage and corporate debt	3,133,668	3,133,668	2,963,961	2,963,961	Fair value,debt issuance cost, and debt discount adjustments	(1,466)		(25,885)		(27,351)
Other indebtedness, net of issuance costs & future accretion (2)	87,807	87,807	97,601	97,601	Total debt	$1,713,591	4.5%	$2,032,015	4.8%	$3,745,606	4.7%
Total consolidated debt	$3,221,475	$3,221,475	$3,061,562	$3,061,562

Unconsolidated debt:					Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Mortgage loans payable	$1,212,218	$610,682	$1,278,946	$618,075
Debt issuance costs	(3,683)	(1,877)	(4,432)	(2,206)
Fair value debt adjustments	6,144	3,133	7,793	3,974
Total unconsolidated debt	$1,214,679	$611,938	$1,282,307	$619,843	Total consolidated debt excluding other indebtedness:

Total debt:	$4,436,154	$3,833,413	$4,343,869	$3,681,405	2021	$295,389	5.0%	$—		$295,389	5.0%
					2022	177,977	4.6%	997,000	3.5%	1,174,977	3.7%
	% of Total Debt as of 12/31/20	Our Share of Total Debt as of 12/31/20	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2023	56,415	4.7%	340,000	4.7%	396,415	4.7%
					2024	281,718	4.7%	720,900	6.5%	1,002,618	6.0%
					2025	—				—
Consolidated debt excluding other indebtedness:					2026	—				—
Fixed	75%	$2,337,129	5.4%	3.3	2027	—				—
Variable	25%	796,539	2.9%	1.9	2028	—				—
Total Consolidated (3)	100%	$3,133,668	4.8%	2.9	2029	292,876	4.4%			292,876	4.4%
					2030	—				—
Unconsolidated debt:					2031	—				—
Fixed	99%	$605,596	4.1%	4.8	Thereafter	—				—
Variable	1%	6,342	2.6%	2.0	Fair value,debt issuance cost, and debt discount adjustments	(2,722)		(25,885)		(28,607)
Total Unconsolidated	100%	$611,938	4.1%	4.7	Total debt	$1,101,653	4.7%	$2,032,015	4.8%	$3,133,668	4.8%

Total debt excluding other indebtedness:
Fixed	79%	$2,942,725	5.1%	3.6
Variable	21%	802,881	2.8%	1.9
Total debt	100%	$3,745,606	4.7%	3.2

(1) Includes extension options
(2) The Company had a seller financing receivable of $55 million with Mall Ground Portfolio, LLC that offset the $97.6 million net indebtedness at December 31, 2019. During the quarter ended June 30, 2020, the Company settled the seller financing receivable with a combination of cash and reduced future monthly payments. The present value of the reduced payments was reclassified to other indebtedness. The difference between the $87.8 million net carrying value and the $109.3 milliion repurchase option is being accreted through interest expense over the repurchase option period.
(3) Excluded is other indebtedness of $87,807 with a weighted average interest rate of 8.5% and weighted average years to maturity of approximately 28.8 years.
(4) Corporate debt includes $485,250 of secured credit facility and $517,500 of secured term loans.
            SUPPLEMENTAL INFORMATION | 7

EBITDAre
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Calculation of EBITDAre:
Net (loss) income	$(127,910)	$23,868	$(261,824)	$2,760
Interest expense, net	40,947	38,576	156,752	153,382
Income and other taxes	(1,228)	831	(1,098)	1,296
Depreciation and amortization	55,917	62,178	229,064	271,320
Gain on disposition of interests in properties, net	(252)	(4,726)	(25,019)	(8,670)
Impairment loss	108,965	6,320	135,151	35,256
Impairment on note receivable	—	—	11,237	—
Pro-rata share of unconsolidated entities, net	17,469	17,360	69,232	72,634
EBITDAre (1)	93,908	144,407	313,495	527,978
Gain on extinguishment of debt, net	—	(24,747)	—	(63,660)
Adjusted EBITDAre	$93,908	$119,660	$313,495	$464,318

(1) EBITDAre is calculated consistent with the NAREIT definition.

    SUPPLEMENTAL INFORMATION | 8

OPERATING METRICS
Washington Prime Group Inc.
As of December 31, 2020

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 12/31/20	NOI Growth for 3 Months Ended 12/31/20	Releasing Spreads Trailing Twelve Months Ended 2020
		12/31/20	12/31/19	12/31/20 (5)	12/31/19	12/31/20 (5)	12/31/19

Open Air Properties	47	94.9%	96.5%					31.5%	3.1%	-2.5%
Tier 1 Enclosed Retail Properties	41	87.4%	91.6%	not reported	$414	not reported	11.2%	62.3%	-19.3%	-12.5%
Tier 1 and Open Air	88	90.9%	93.9%					93.8%	-13.0%	-8.2%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1								TIER 2 / NONCORE
TIER 2
Arbor Hills		Mesa Mall						Anderson Mall
Arboretum, The		Morgantown Mall						Boynton Beach Mall
Ashland Town Center		Northtown Mall						Chautauqua Mall
Bowie Town Center		Northwoods Mall						Indian Mound Mall
Brunswick Square		Oklahoma City Properties						Lima Mall
Clay Terrace		Orange Park Mall						Maplewood Mall
Cottonwood Mall		Paddock Mall						New Towne Mall
Dayton Mall		Pearlridge Center						Oak Court Mall
Edison Mall		Polaris Fashion Place						Rolling Oaks Mall
Grand Central Mall		Port Charlotte Town Center						Sunland Park Mall
Great Lakes Mall		Scottsdale Quarter						Westminster Mall (2)
Irving Mall		Southern Hills Mall
Jefferson Valley Mall		Southern Park Mall				NONCORE
Lincolnwood Town Center		Southgate Mall					Charlottesville Fashion Square (3)
Lindale Mall		The Outlet Collection | Seattle						Muncie Mall (4)
Longview Mall		Town Center at Aurora
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		WestShore Plaza
Melbourne Square

(1) Metrics include properties owned and managed as of December 31, 2020, and exclude Tier 2 and Noncore properties.
(2) Due to major planned redevelopment, Westminster Mall was reclassed from Tier 1 until stabilized.
(3) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.
(4) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(5) During 2020, the annual sales and occupancy cost % are not being reported as most of the stores were temporarily closed for approximately 2 months, resulting in incomplete data. For the fourth quarter, comparable quarterly sales year-over-year were -9% for those stores open the entire quarter of 2020 for our Tier 1 properties.

    SUPPLEMENTAL INFORMATION | 9

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through December 31, 2020

Leasing Results- Comparable Properties
No Exclusions

	2020 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	98	688,978	502	2,032,648	600	2,721,626	-18%	-2%
Open Air Properties	51	313,541	114	1,042,411	165	1,355,952	-4%	31%
Total Tier 1 and Open Air	149	1,002,519	616	3,075,059	765	4,077,578	-15%	7%

Tier 2 and Noncore Properties	9	219,141	132	551,266	141	770,407	4%	58%

Grand Total	158	1,221,660	748	3,626,325	906	4,847,985	-13%	13%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	298	241,525	463,501	705,026	$29.37	$32.17	$31.21	7.1	2.9	4.0	$9,961	$2,670	$41.24	$5.76
Open Air Properties	138	310,747	877,756	1,188,503	$15.66	$14.07	$14.49	8.0	4.8	6.0	$8,597	$1,745	$27.67	$1.99
Total Tier 1 and Open Air	436	552,272	1,341,257	1,893,529	$21.66	$20.33	$20.71	7.5	3.5	4.6	$18,558	$4,415	$33.60	$3.29

Tier 2 and Noncore Properties	53	11,549	107,352	118,901	$16.12	$21.54	$21.01	4.3	3.0	3.1	$—	$57	$—	$0.54

Total	489	563,821	1,448,609	2,012,430	$21.54	$20.42	$20.73	7.3	3.4	4.5	$18,558	$4,472	$32.92	$3.09

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at December 31, 2020.

Average Base Rent PSF
	Base Minimum Rent PSF As of December 31,
	2020		2019
Tier 1 Enclosed Retail Properties	$27.62		$28.86
Open Air Properties	$13.79		$13.82
Total Tier 1 and Open Air Properties	$20.35		$21.50
                        SUPPLEMENTAL INFORMATION | 10

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended December 31, 2020

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	192,152	$18.73	$20.70	$(1.97)	-9.5%
Renewal (1)	862,989	$15.95	$16.03	$(0.08)	-0.5%
All Deals	1,055,141	$16.45	$16.88	$(0.43)	-2.5%

Tier 1 Enclosed Retail Properties:

New	117,834	$37.47	$34.52	$2.95	8.5%
Renewal (1)	440,924	$37.20	$44.69	$(7.49)	-16.8%
All Deals	558,758	$37.25	$42.55	$(5.30)	-12.5%

Total Open Air and Tier 1 Properties:

New	309,986	$25.85	$25.95	$(0.10)	-0.4%
Renewal (1)	1,303,913	$23.13	$25.72	$(2.59)	-10.1%
All Deals	1,613,899	$23.65	$25.76	$(2.11)	-8.2%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.
(1) The renewal spreads include rent restructure deals to address COVID-19. If these were excluded, renewal spreads would be -5.8% compared to a -10.1% and total spreads would be -4.2% compared to -8.2% above.
    SUPPLEMENTAL INFORMATION | 11

TOP 10 TENANTS
Washington Prime Group Inc.
As of December 31, 2020

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent (3)

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Jared's, Kay Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Silver and Gold Connection, Zales Jewelers	97	133,094	0.3%	2.7%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	75	326,212	0.6%	2.0%
The Gap, Inc. (1)	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Janie and Jack, Old Navy	32	330,819	0.6%	1.3%
The Finish Line, Inc.	Finish Line, JD Sports	32	184,497	0.3%	1.2%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	24	254,205	0.5%	1.2%
Regal Entertaimment Group (2)	Regal Cinema	5	224,179	0.4%	1.1%
Claire's Inc.	Claire's, Claire's Boutique, Icing	67	85,305	0.2%	1.0%
Sycamore Properties	Belk, Box Lunch, Hot Toic, Talbots, Torrid	81	217,420	0.4%	1.0%
Genesco Inc.	Journeys, Journeys Kidz, Underground by Journeys	55	104,382	0.2%	1.0%
Express, Inc.	Express, Express/Express Men, Express Factory, Express Factory Outlet, Express Women Factory	27	203,352	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent (3)	Number of WPG Owned Stores

Macy's, Inc.	Macy's	24	4,299,870	8.1%	0.2%	4
JCPenney Company, Inc.	JCPenney	32	4,197,336	7.9%	1.2%	18
Dillard's, Inc.	Dillard's	21	2,747,904	5.2%	0.1%	2
Target Corporation	Target, Super Target	10	1,419,100	2.7%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.2%	1.1%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	16	970,096	1.8%	2.1%	14
Best Buy Co. Inc.	Best Buy	16	708,102	1.3%	1.8%	15
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.2%	0.0%	0
TJX Companies	Home Goods, Marshalls, TJ Maxx	18	563,956	1.1%	1.2%	18
Sycamore Partners	Belk Home Store, Belk, Belk for Her, Staples	8	522,313	1.0%	0.3%	6

Note: Schedule above includes properties owned and managed at December 31, 2020.
(1) Of the 32 Gap, Inc. stores, 5 are Gap stores with the remainder in the other concepts listed.
(2) Excludes theaters that are categorized as anchors.
(3) Calculation includes fixed charges only.
                    SUPPLEMENTAL INFORMATION | 12

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of December 31, 2020

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	164	50,000	416,384	466,384	$6.00	$30.04	2.4%
2021	556	619,380	1,809,286	2,428,666	$3.18	$25.47	7.8%
2022	634	1,051,901	1,921,728	2,973,629	$6.07	$28.41	10.6%
2023	498	1,175,696	1,578,478	2,754,174	$8.56	$30.69	10.0%
2024	361	698,314	1,150,784	1,849,098	$6.67	$29.14	7.2%
2025	271	1,441,106	1,144,091	2,585,197	$8.33	$27.09	8.8%
2026	214	981,074	1,188,209	2,169,283	$5.04	$28.29	7.3%
2027	165	492,034	757,348	1,249,382	$6.96	$30.22	4.5%
2028	127	251,005	572,453	823,458	$14.25	$26.76	3.4%
2029	95	486,385	420,580	906,965	$7.08	$32.49	3.0%
2030	90	346,780	351,206	697,986	$8.41	$26.62	2.3%
2031 and Thereafter	33	732,988	309,720	1,042,708	$9.48	$18.94	2.1%
Specialty Leasing Agreements w/ terms in excess of 11 months	764	—	1,908,414	1,908,414	$—	$10.21	3.8%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	36	133,946	83,064	217,010	$8.37	$20.69	0.6%
2021	116	507,926	319,899	827,825	$6.40	$20.81	2.1%
2022	152	713,855	476,208	1,190,063	$9.91	$18.45	3.4%
2023	149	1,001,086	460,770	1,461,856	$10.68	$19.65	4.2%
2024	119	862,314	360,914	1,223,228	$8.88	$21.83	3.2%
2025	110	675,306	251,041	926,347	$12.43	$25.67	3.2%
2026	91	840,821	267,686	1,108,507	$10.81	$21.83	3.2%
2027	68	499,958	201,371	701,329	$10.82	$22.78	2.1%
2028	32	237,289	102,028	339,317	$15.13	$19.15	1.1%
2029	44	119,030	206,966	325,996	$15.31	$22.28	1.4%
2030	33	211,781	141,751	353,532	$11.61	$20.75	1.2%
2031 and Thereafter	20	227,163	141,100	368,263	$9.84	$17.88	1.0%
Specialty Leasing Agreements w/ terms in excess of 11 months	17	—	48,807	48,807	$—	$7.44	0.1%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at December 31, 2020.
                                        SUPPLEMENTAL INFORMATION | 13

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended December 31, 2020	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2020	Consolidated Three Months Ended December 31, 2019	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2019

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$24,253	$2,263	$26,516	$31,625	$5,526	$37,151
Internal Leasing Costs	$572	$159	$731	$1,292	$446	$1,738

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$5,662	$414	$6,076	$6,330	$1,530	$7,860
Operational capital expenditures	6,152	236	6,388	12,715	1,392	14,107
Total Property Capital Expenditures	$11,814	$650	$12,464	$19,045	$2,922	$21,967

	Consolidated Twelve Months Ended December 31, 2020	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2020	Consolidated Twelve Months Ended December 31, 2019	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2019

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$117,223	$13,589	$130,812	$87,058	$15,507	$102,565
Internal Leasing Costs	$1,190	$770	$1,960	$2,516	$1,395	$3,911

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$21,055	$5,071	$26,126	$26,089	$5,354	$31,443
Operational capital expenditures	21,773	1,167	22,940	33,500	3,178	36,678
Total Property Capital Expenditures	$42,828	$6,238	$49,066	$59,589	$8,532	$68,121

                        SUPPLEMENTAL INFORMATION | 14

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of December 31, 2020
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$20,947		2020/2021

Grand Central Mall	Parkersburg	WV	Replaced Elder-Beerman with H&M, replaced Toys R Us with Big Lots, replaced hhgregg with Ulta and Five Below, planned replacement of former Sears with Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	100%	$31,000 - $33,000		6% - 8%	$30,199		2021

Mesa Mall	Grand Junction	CO	Dillard's will build new store to replace former Sears. Costs reflect demolition of building and parking lot and delivery of new pad and utilities as well as landscaped and upgraded parking field to Dillard's.	100%	$7,000 - $8,000		n/a (5)	$7,378		2021

Mall at Johnson City	Johnson City	TN	Replace former Sears with retail development anchored by Home Goods. Replace former Sears auto center with multi-tenant building for new restaurants.	51%	$7,000 - $8,000	(4)	5% - 6%	$1,902	(4)	2021

Morgantown Mall	Morgantown	WV	Replace former Belk store with Ollie's Bargain Outlet and a new entertainment tenant	100%	$8,000 - $9,000		7% - 9%	$4,720		2020/ 2021

Polaris Fashion Place	Columbus	OH	Replace former Sears with FieldhouseUSA and mixed use component including hospitality	51%	$12,000 - $14,000	(4)	4% - 5%	$7,299	(4)	2021

Southern Park Mall	Youngstown	OH	Phase I of redevelopment: Replace former Sears with new entertainment, dining, retail, and community green space	100%	$16,000 - $18,000	(6)	7% - 8%	$8,851		2021

Town Center at Aurora	Aurora	CO	Replace former Sears with FieldhouseUSA and mixed use component including hospitality	100%	$21,000 - $23,000		5% - 6%	$10,127		2021

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.
(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.
(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Dillard's will construct and own the building and provide a 10-year operating covenant.
(6) Does not include unallocated portions of the planned interior renovation. Estimated Costs are shown net of the approved public incentives package.

        SUPPLEMENTAL INFORMATION | 15

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of December 31, 2020

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Department Stores formerly occupied by Sears / BonTon / Belk - December 31, 2020
Department Stores Addressed
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	Leases executed, Under construction
2	Lincolnwood Town Center	Lincolnwood, IL	Carsons Pirie Scott	Lease	Aug-18	RoomPlace	RoomPlace opened August 2019
3	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Conn's HomePlus/ Other	Conn's opened January 2021
4	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	Morris Home Furniture / Round1	Morris Home opened Q220/ Round1 opened Q419
5	Mall at Johnson City	Johnson City, TN	Sears	Lease	2020	Home Goods/ Other/ Dining	Home Goods lease executed
6	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Dunham's Sports	Store opened September 2020
7	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	Under Construction
8	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	Dick's Sporting Goods	Lease executed
9	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Ollie's Bargain Outlet/ Big Box	Ollie's opened Oct. 2020
10	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Dunham's opened April 2020
11	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	WVU Medical fulfillment center	WVU Medical fulfillment center opened July 2020
12	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	FieldhouseUSA / Mixed Use	Lease executed, Under construction
13	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Retail concepts	Proactive termination, LOI received
14	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Entertainment / Outdoor greenspace	Proactive termination, Under construction
15	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Dillard's opened June 2019
16	Town Center at Aurora	Aurora, CO	Sears	Lease	Dec-19	FieldhouseUSA / Mixed use	Lease executed, Under construction
17	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Proactive termination, Obtaining Entitlements

Active Planning / Evaluating Options
18	Dayton Mall	Dayton, OH	Elder-Beerman	Lease	Aug-18	Purchased from third party in Q419	Active Planning
19	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
20	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
21	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Retail concepts	Active Planning
22	Pearlridge Center	Aiea, HI	Sears	Lease	Apr-21	Sears announced closure in April 2021	Evaluating Options
23	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
24	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning
25	Whitehall Mall	Whitehall, PA	Sears	Lease	Feb-20	Big box and small shop retail	Active Planning

Stores Occupied by Sears as of December 31, 2020
26	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning

Note that the Company plans to spend up to $125M to $150M over the next three years to redevelop these 26 department store locations, in addition to the $116 million spent through December 31, 2020. This report is for the Company's Tier 1 and Open Air properties and excludes vacant department store boxes owned by Sears (3) and Macy's (1) as well as those owned by third parties such as Seritage. The Company expects to transition Port Charlotte to the lender and accordingly removed the property from this report.
    SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,640	315,451	355,189	12/01/22	4.61%	Fixed	$17,156	$17,156
Arbor Hills	MI	Ann Arbor	51%	86,939	86,939	0	01/01/26	4.27%	Fixed	$23,710	$12,092
Arboretum, The	TX	Austin	51%	193,835	193,835	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	434,359	330,969	103,390	07/06/21	4.90%	Fixed	$35,045	$35,045
Bowie Town Center (9)	MD	Bowie (Wash, D.C.)	100%	583,035	281,737	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	869,837	428,483	441,354
Brunswick Square	NJ	East Brunswick (New York)	100%	764,224	292,928	471,296	03/01/24	4.80%	Fixed	$68,259	$68,259
Charlottesville Fashion Square (4)(6)	VA	Charlottesville	100%	0	0	0	04/01/24	4.54%	Fixed	$45,068	$45,068
Chautauqua Mall	NY	Lakewood	100%	435,423	427,893	7,530
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace (9)	IN	Carmel (Indianapolis)	100%	577,605	558,729	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,048,118	567,889	480,229	04/06/24	4.82%	Fixed	$93,281	$93,281
Dayton Mall	OH	Dayton	100%	1,447,826	776,045	671,781	09/01/22	4.57%	Fixed	$77,711	$77,711
Edison Mall (5)	FL	Fort Myers	100%	1,050,147	567,854	482,293
Grand Central Mall	WV	Parkersburg	100%	647,047	640,539	6,508	07/06/21	6.05%	Fixed	$38,084	$38,084
Great Lakes Mall (5)	OH	Mentor (Cleveland)	100%	1,249,574	657,887	591,687
Indian Mound Mall	OH	Newark	100%	555,589	382,928	172,661
Irving Mall (5)	TX	Irving (Dallas)	100%	1,051,832	488,287	563,545
Jefferson Valley Mall (5)	NY	Yorktown Heights (New York)	100%	583,063	417,371	165,692
Lima Mall	OH	Lima	100%	745,042	545,220	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$47,252	$47,252
Lindale Mall	IA	Cedar Rapids	100%	710,615	476,781	233,834
Longview Mall	TX	Longview	100%	646,518	347,721	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,030,823	850,042	180,781
Mall at Johnson City, The	TN	Johnson City	51%	567,446	567,446	0	05/06/25	6.76%	Fixed	$42,350	$21,599
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	903,985	323,229	580,756
Markland Mall	IN	Kokomo	100%	394,048	371,803	22,245
Melbourne Square	FL	Melbourne	100%	711,201	420,383	290,818
Mesa Mall (9)	CO	Grand Junction	100%	803,994	431,973	372,021
Morgantown Mall	WV	Morgantown	100%	555,236	555,236	0
Muncie Mall (4)(7)	IN	Muncie	100%	0	0	0	04/01/21	4.19%	Fixed	$33,071	$33,071
New Towne Mall	OH	New Philadelphia	100%	497,435	497,435	0
Northtown Mall (9)	MN	Blaine	100%	644,348	644,348	0
Northwoods Mall	IL	Peoria	100%	669,371	360,379	308,992
Oak Court Mall	TN	Memphis	100%	845,051	359,234	485,817	04/01/21	4.76%	Fixed	$36,069	$36,069
Oklahoma City Properties	OK	Oklahoma City	51%	327,553	325,307	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	2.64%	Variable	$12,435	$6,342
Orange Park Mall (9)	FL	Orange Park (Jacksonville)	100%	952,725	555,545	397,180
Outlet Collection | Seattle, The (9)	WA	Seattle	100%	924,304	924,304	0
Paddock Mall (9)	FL	Ocala	100%	555,310	324,753	230,557
Pearlridge Center	HI	Aiea	51%	1,307,728	1,254,451	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$41,980	$21,410
Polaris Fashion Place	OH	Columbus	51%	1,374,624	737,109	637,515	03/01/25	3.90%	Fixed	$221,991	$113,215
							03/01/25	4.46%	Fixed	$15,333	$7,820
Port Charlotte Town Center (3)(8)	FL	Port Charlotte	100%	777,390	493,181	284,209	01/31/21	9.30%	Fixed	$40,868	$40,868
Rolling Oaks Mall	TX	San Antonio	100%	882,095	285,787	596,308

    SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	761,664	761,664	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Southern Hills Mall	IA	Sioux City	100%	774,024	669,435	104,589
Southern Park Mall	OH	Youngstown	100%	1,018,335	830,771	187,564
Southgate Mall	MT	Missoula	100%	552,633	410,100	142,533	09/27/23	4.48%	Fixed	$35,395	$35,395
Sunland Park Mall	TX	El Paso	100%	918,476	332,639	585,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,451	494,953	586,498	04/01/22	4.92%	Fixed	$50,750	$50,750
Town Center Crossing & Plaza	KS	Leawood	51%	670,662	534,101	136,561	02/01/27	4.25%	Fixed	$31,953	$16,296
							02/01/27	5.00%	Fixed	$64,702	$32,998
Waterford Lakes Town Center	FL	Orlando	100%	967,287	692,787	274,500	05/06/29	4.86%	Fixed	$175,876	$175,876
Weberstown Mall	CA	Stockton	100%	846,915	263,245	583,670	06/08/21	2.80%	Variable	$65,000	$65,000
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,917	444,225	772,692	04/01/24	4.65%	Fixed	$75,110	$75,110
WestShore Plaza (9)	FL	Tampa	100%	1,093,693	865,231	228,462
Enclosed Retail Properties Total				39,474,751	25,863,340	13,611,411				$1,945,628	$1,449,928

Open Air Properties
Bloomingdale Court (9)	IL	Bloomingdale (Chicago)	100%	675,988	385,543	290,445
Bowie Town Center Strip (9)	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,020	$5,020
Chesapeake Center (9)	VA	Chesapeake (Virginia Beach)	100%	276,801	128,972	147,829
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,769	234,387	6,382	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza (9)	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,998	109,479	59,519
Empire East (9)	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	239,483	239,483	0
Fairfield Town Center (9)	TX	Houston	100%	448,381	269,381	179,000
Forest Plaza	IL	Rockford	100%	433,816	422,519	11,297	10/01/29	3.67%	Fixed	$30,250	$30,250
Gaitway Plaza (3)(9)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,612	411,309	102,303	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus (9)	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square (9)	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes (9)	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza (9)	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza (9)	IL	Orland Park (Chicago)	100%	364,548	309,139	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,055	355,618	30,437	10/01/29	3.67%	Fixed	$49,710	$49,710
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing (9)	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	140,028	140,028	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,564	317,429	123,135	10/06/22	4.28%	Fixed	$21,131	$21,131
Markland Plaza (9)	IN	Kokomo	100%	84,727	80,977	3,750
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/01/29	3.67%	Fixed	$10,550	$10,550
North Ridge Shopping Center	NC	Raleigh	100%	171,492	166,092	5,400	12/01/22	3.41%	Fixed	$11,229	$11,229
Northwood Plaza (9)	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$32,606	$16,629
Plaza at Buckland Hills, The (9)	CT	Manchester	100%	312,742	257,728	55,014

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
Richardson Square (9)	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons (9)	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza (9)	NJ	Rockaway (New York)	100%	306,440	73,158	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	178,769	175,385	3,384
Shops at Arbor Walk, The	TX	Austin	51%	309,010	280,261	28,749	08/01/21	5.49%	Fixed	$36,852	$18,795
Shops at North East Mall, The (9)	TX	Hurst (Dallas)	100%	365,169	365,169	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	388,517	329,675	58,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center (9)	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	382,330	216,194	166,136
Village Park Plaza (9)	IN	Carmel (Indianapolis)	100%	501,898	290,009	211,889
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,172	234,554	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	385,414	263,231	122,183	10/01/29	3.67%	Fixed	$26,490	$26,490
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch (9)	TX	Georgetown (Austin)	100%	632,025	419,839	212,186
Open Air Properties Total				13,656,602	9,748,202	3,908,400				$352,338	$263,179

Total				53,131,353	35,611,542	17,519,811				$2,297,966	$1,713,107	(10)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).
(4) Noncore property.
(5) Land is subject to a ground lease with Perennial. The net carrying value of the financial liability at 12/31/20 is $87.8 million and interest is being recognized at an effective rate of 8.5%. The ground lease is subject to a repurchase option in 2049 of $109.3 million. The difference between the net carrying value of the financial liability and the repurchase option price is being accreted through interest expense over the applicable term.
(6) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.
(7) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(8) The interest rate on the loan is subject to a 4.00% penalty for being in default.
(9) Property is collateral for the credit facility debt.
(10) Our share of the joint venture debt excludes the $1.9 million indirect 12.5% ownership interest in another real estate project.

    SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

    SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended December 31, 2020	Twelve Months Ended December 31, 2020
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent (1)	$19,207	$74,757
Overage rent	740	1,515
Tenant reimbursements	6,611	28,982
Changes in estimate of collectibility of rental income	(1,423)	(9,310)
Other income	675	2,438
Total revenues	25,810	98,382

Expenses:
Property operating	(6,264)	(21,932)
Real estate taxes	(3,442)	(14,262)
Advertising and promotion	(403)	(1,268)
Total recoverable expenses	(10,109)	(37,462)
Depreciation and amortization	(11,349)	(45,815)
General and administrative	(42)	(99)
Ground rent	(1,582)	(6,282)
Total operating expenses	(23,082)	(89,658)

Interest expense, net	(6,053)	(24,278)
Gain on sale of interests in properties	—	1,040
Income and other taxes	(67)	(179)
Loss from unconsolidated entities, net	$(3,392)	$(14,693)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.
(1) For the twelve months ended December 31, 2020, Minimum rent is net of $2.3 million of executed rent abatements as well as an accrual for an estimate of abatements not yet processed.

    SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

December 31, 2020 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,176,522
Construction in progress	25,305
1,201,827
Less: accumulated depreciation	250,109
951,718

Cash and cash equivalents	18,800
Tenant receivables and accrued revenue, net (see below)	22,095
Deferred costs and other assets (see below)	150,303
Total assets	$1,142,916

Liabilities and members' equity:
Mortgage notes payable	$611,938
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	147,720
Total liabilities	759,658
Members' equity	383,258
Total liabilities and members' equity	$1,142,916

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$9,949
Tenant receivable	15,709
Deferred receivable	2,899
Unbilled receivables and other	1,707
Allowance for doubtful accounts, net	(8,169)
Total	$22,095

Deferred costs and other assets:
Deferred leasing, net	$11,039
In place lease intangibles, net	16,034
Acquired above market lease intangibles, net	18,661
Right of use asset	88,385
Mortgage and other escrow deposits	13,852
Prepaids, notes receivable and other assets, net	2,332
Total	$150,303

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$36,941
Below market leases, net	18,300
Lease liability	88,385
Other	4,094
Total	$147,720

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.
    SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre	Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.
- Funds from operations (FFO)	Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.
- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)	Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.
- Occupancy	Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.
- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread	Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.
- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

        SUPPLEMENTAL INFORMATION | 23